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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
              PREFERENCE PLUS SELECT (R) VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                         SUPPLEMENT DATED JUNE 29, 2009
                       TO THE PROSPECTUS DATED MAY 1, 2009

This supplement describes certain miscellaneous changes to the Preference Plus Select variable annuity contracts issued by Metropolitan Life Insurance Company.

This supplement should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 (Attention: Fulfillment Unit-PPS) or call us at (800) 638-7732 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

I.   MINIMUM GUARANTEED INTEREST RATE

In the "Variable Annuities" section in the second paragraph on page 23 change the sentence "The minimum interest rate depends on the year your Contract is issued but will not be less than 1%" to "The minimum interest rate depends on the date your Contract is issued but will not be less than 1%."

II.  GUARANTEED WITHDRAWAL BENEFITS

A. In the "Description of Enhanced Guaranteed Withdrawal Benefit" section on page 99 delete the second and third sentences under "Managing Your Withdrawals" and replace with the following:

To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the Contract Owner or the Contract Owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced.

B. In "Description of the Guaranteed Withdrawal Benefit I " section insert the following as (6) at the end of the first paragraph of this section on page 108:

and (6) we include withdrawal charges for the purposes of determining whether your annual withdrawals exceeded your Annual Benefit Payment.

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III. OTHER CHANGES

In the "Income Payment Types" section on page 113 in the paragraph immediately prior to "Lifetime Income Annuity", delete the last sentence and replace with the following: "Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited."

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

1600 Division Road                                     Telephone: (800) 638-7732
West Warwick, RI 02893

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